Fisher

Orchard Valley HARVEST

The Global Source for Nuts®

EST. 1922

JOHN B. SANFILIPPO & SON, INC.

October 30, 2013 Annual Stockholder Meeting FY 2013 Review Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.
2

Agenda
3
JBSS Overview and
Strategic Goals
Jeffrey Sanfilippo Chairman & CEO
Financial Review
Mike Valentine CFO & Group President
Brand Marketing
Howard Brandeisky Sr. VP Global Marketing
& Customer Solutions
Brand Sales
Chris Gardier Sr. VP Consumer Sales
Closing Remarks
Jeffrey Sanfilippo Chairman & CEO

Net Sales FY 11 - FY 13
740,000,000
730,000,000
720,000,000
710,000,000
700,000,000
690,000,000
680,000,000
670,000,000
660,000,000
650,000,000
640,000,000
FY 11
FY 12
FY 13

Earnings Per Share FY 11 - FY 13
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
FY 11
FY 12
FY 13

Operating Cash Flow FY 11 - FY 13
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
FY 11
FY 12
FY 13

Est. 1922
The Global Source for Nuts

Diluted EPS Improvement of over 600%
Operating Cash flow increased by nearly 400%
Net Sales increased by 9% to a record $734 million
Time to Celebrate Successful Results over
last two years
4
$674,212
$700,575
$734,334

80%
70%
60%
50%
40%
30%
20%
10%
0%
© 2013 Yahoo! Inc
2012
Dec
2013
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Volume: 7,50(
0.10M

Est. 1922
The Global Source for Nuts®

Creating Shareholder Value JBSS Stock Price $13.94 10/24/2012 Stock Price $24.44 10/24/2013 Outperformed the S&P 500 by over 50%! 5 S&P500

Mission
To be the global leader of quality driven,
innovative nut solutions that enhance
the customer and consumer
experience and achieve consistent,
profitable growth for our
shareholders. We will accomplish this
through our commitment to a
dynamic infrastructure that
maximizes the potential of our
brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
6

Gustine, CA
ALMONDS
WALNUTS
Elgin, IL
PEANUTS
Garysburg, NC
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PECANS
Bainbridge, GA
Selma, TX
U.S. Nut Growing Areas
Sanfilippo Facility
Pecans
Walnuts
Almonds
Peanuts
Est. 1922
The Global Source for Nuts®

We are 1,290 people strong! 150 Employees 760 Employees 45 Employees 125 Employees 210 Employees 7

$34 $178 $86 $436 Distribution Channel Diversification (Millions of $) 8 Fiscal 2013 Net Sales $734 Million Commercial Ingredients 24% Contract Pkg. 12% Consumer 59% Export 5%

Orchard Valley
ALMONDS
Orchard Valley
HARVEST
Fisher
CHEDDAR CRUNCH
ALMONDS
24oz VALUE SIZE
Fisher
WALNUT
$
MAMMOTH PECANS
PEANUTS

Est. 1922
The Global Source for Nuts®

FY 2013 Consumer Channel FY 2013 Consumer Channel Consumer 59% 9 vs. FY ‘12 Fiscal 2013 Net Sales $436 Million 4.2%

$

Fisher Naturals
ALMONDS

Fisher Chopped Peanuts

The Global Source for Nuts®

FY 2013 Commercial Ingredients Channel FY 2013 Commercial Ingredients Channel 10 vs. FY ‘12 .7% Commercial Ingredients 24% Fiscal 2013 Net Sales $178 Million

Fisher
Honey Roasted
Peanuts

Fisher
Smoke Flavored
Almonds

Fisher
Roasted Salted
Almonds

The Global Source for Nuts®

FY 2013 Export Channel FY 2013 Export Channel 11 Fiscal 2013 Net Sales $34 Million Export 5% 1.4% Vs. FY ‘12 $

Contract Packaging 2013 Contract Packaging Channel 2013 Contract Packaging Channel 12 Vs. FY ‘12 12% $ 22.1% Fiscal 2013 Net Sales $86 Million

Corporate Strategies 13 13

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS
ENGAGEMENT • EXPERTISE
FOCUSED EXECUTION • INNOVATION
INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

Est. 1922 The Global Source for Nuts®

14

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Est. 1922 The Global Source for Nuts®

FY 2013 Accomplishments
•
Fisher Brand delivered double-digit
growth over FY ‘12
•
Fisher Recipe Nuts expanded
distribution and gained market share
•
Orchard Valley Harvest launched on-
the-go packs and gained distribution at
key retailers across the country
15

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

MARSH
GIANT EAGLE
Brookshire's

Est. 1922
The Global Source for Nuts®

Goal: Build Fisher Recipe Nuts to #1 Market Share Position Nationally 16

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher
FY 2011
FY 2012
FY 2013

Pre-built display lbs. + 257% since 2011

WOW™

Fisher
CLARK

Est. 1922 The Global Source for Nuts®

How: Investing in Fisher Brand, Service & Production Flexibility 17 FISHER RECIPE NUT $ SALES SHIPPERS & QUARTER PALLET DISPLAYS $4,422,767 $1,042,790 $777,876

Goal: Build Fisher Snack Nuts to #2 Market Share Position in Midwest 18

Fisher
Fisher

Fisher
NUTS for BASEBALL

Fisher
MAMMOTH PECANS
Praline

Fisher
SWEET BBQ
PEANUTS

Est. 1922
The Global Source for Nuts®

How: Investing in Fisher Snack Brand to Drive Growth! Fisher Snack Sports Sponsorships and New Products 19

new!
CLIF
99¢
Orchard Valley

Orchard Valley
PURE & SIMPLE. NATU
$5.99
Orchard Valley

Orchard Valley
HARVEST

Est. 1922
The Global Source for Nuts®

Dominick's Goal: Build Orchard Valley Harvest to Top 5 Market Share Position - Produce Sprouts 20

NEW CROP
PURE & SIMPLE NATURALLY
In-Store Merchandising
Shopper Marketing
Surround Store Marketing
Orchard Valley
HARVEST
SAVE $2.00*
ON PRODUCE
WHEN YOU BUY ANY
ORCHARD VALLEY HARVEST ITEM
Orchard Valley
HARVEST
PURE & SIMPLE.
NATURALLY.
NUTS AND DRIED FRUITS LOCATED
IN THE PRODUCE DEPARTMENT
SAVE $1.00
NEW CROP:
ALMONDS
NOW IN SEASON
IN THE PRODUCE DEPARTMENT
SAVE $1.00
NEW CROP
Orchard Valley Harvest
Orchard Valley

Coupons
Website:
www.orchardvalleyharvest.com
Social Media
Offer Tear Pads
Educational Tear Pads
In-Store Sampling
In-Store Displays
Corrugate
Shippers
Sturdy Display
Racks
How: Provide Support to Drive Trial & Awareness
21

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

Est. 1922 The Global Source for Nuts®

• Created a geographic-centric sales
structure and hired experienced
professionals to manage key regions
• Partnered with leading international
marketing firms to do proprietary
research on nut usage and
consumption in Asia
• Invested in upgrading our Fisher
Brand positioning and packaging
FY 2013 Accomplishments
22

EXPAND
GLOBALLY

Est. 1922
The Global Source for Nuts®

Goal: Double International Sales by FY2016 A world of opportunity for JBSS to be a leader in health and wellness nut/fruit snacks in key international markets $34 MM $70 MM 23

Fisher
PEANUTS
Fisher
DRY ROASTED
Peanuts
Fisher
CASHEWS
Fisher
PEANUTS
Fisher
Honey Roasted
Peanuts
NET WEIGHT
CONT. NETO. 160 g
Fisher
Honey Roasted
Peanuts
Fisher
Dry Roasted
Salted Pistachios

Est. 1922
The Global Source for Nuts®

How: Refresh & Upscale Fisher Brand Internationally 24 • Premium look conveys premium quality • Launched in China … expanding to all International markets Consumer response has been outstanding:

John B. Sanfilippo & Son, Inc. - Fisher Nuts
Fisher

The Global Source for Nuts®

Who: China Retailers 25 Shanghai Fisher in Tibet Beijing 25

Mafer
Mafer
Fisher
Cacahuates
EMERALD
100 Calorie

Est. 1922 The Global Source for Nuts®

Who: Latin America Retailers
26
•
Mexico
•
Dominican Republic
•
Panama
•
Colombia
Comercial Mexicana
Chedraui - Mafer
El Rey - Panama
Walmart / Superama
Fisher
“World Table”
El Dragon – Santo Domingo
Liverpool - Mexico

HARLEM FOOD

Est. 1922
The Global Source for Nuts®

Who: Europe, Middle East, Africa, Asia Retailers • Russia • U.A.E. • U.K. • Saudi Arabia • South Korea • Malaysia • Japan • Australia 27

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

Est. 1922
The Global Source for Nuts®

FY 2013 Accomplishments
•
Developed significant product
launches with several key
customers
•
Continued to expand our
production capabilities and our
focus on innovation and consumer
insights
•
Received two major
Supplier of
the Year
customer awards
28

Goal: Be The Preferred Partner to Build Profitable Volume of Value-Added Nuts & Snacks Walmart Supplier of the Year Frito-Lay Supplier of the Year 29

•
Reduce Foreign Material Complaints
•
Customer Quality Scorecards
•
Stringent Corporate Food Safety Programs
•
Raw Material Sourcing
•
Product & Packaging Innovation
How: Commitment to Quality, Food Safety,
Innovation & Procurement Expertise
30
Almonds, Walnuts, Pecans, Pistachios,
Peanuts, Raisins, Cranberries
Pecans, Pine Nuts
Macadamias
Cashews
Cashews
Macadamias
Cashews
Cashews
Macadamias
Hazelnuts
Pine Nuts

Lean Training

Team Project

Est. 1922
The Global Source for Nuts®

How: Operational Excellence
Setup
Reduction
5S
Housekeeping
Create Flow
Quality
Balance
Flow
Visual
Management
Continuous
Improvement
Kanban Pull
Systems
Standard
Work
Bottlenecks
1
2
Checkers checking the checkers
3
Broken interfaces
4
Unclear roles and responsibilities
5
5 things to look for…
The 9 lean principles of process improvements
•
Competitive Costs
•
Production Efficiencies
•
Waste Reduction
•
Best in Class Cross-Functional Departments
31
31
Duplicate Work

SAFEWAY
Ingredients for life.

WAL-MART

H-E-B

Publix

PEPSICO

Applebee's

Walmart

Kroger

GENERAL MILLS

Carrefour

TESCO
Every little helps

TRADER JOE'S

Good things come from Sysco

Denny's

ALDI

Olive Garden

US FOODS

SUPERVALU

Nestlé

MENARDS

The Cheesecake Factory

Wegmans

IHOP

Est. 1922
The Global Source for Nuts®

Leading Food Companies and Retailers 32

Vision
To be the global source for nuts,
committed to quality,
expertise and innovation that
delivers an unmatched
experience to our customer
and consumer
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
33

FY 2013 Financial Milestones 34

$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Est. 1922
The Global Source for Nuts®

JBSS Stockholders’ Equity FYs1991 2013 35 25 32 69 68 76 73 73 78 80 87 94 102 119 181 196 180 163 158 165 180 184 201 215 -

($ in Millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
165
193
204
209
278
294
133
305
313
327
342
353
420
521
582
580
541
542
554
562
674
701
734
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Est. 1922 The Global Source for Nuts®

JBSS Net Sales FYs 1991- 2013 Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up 36

($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

The Global Source for Nuts®

JBSS Total Outstanding Debt FYs 1991-
2013
Facility consolidation
Improved operating performance
37
$140
$160
$100
$120
$60
$80
$20
$40
$0
50
76
71
107 107
98
93
118
100
99
89
70 70
19
144
138
148
133
94
99
101
95
74

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Est. 1922
The Global Source for Nuts®

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2013 Note: FY 1997 reflects stub year 38 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0%

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA
39

Reconciliation of Net Income (Loss) to EBITDA
(In $000's) FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013
NET INCOME (LOSS) 15,027 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760
INTEREST EXPENSE 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754
INCOME TAX
(BENEFIT) EXPENSE 9,607 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536
DEPRECIATION &
AMORTIZATION 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717
EBITDA 40,563 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767
NET SALES 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334
EBITDA MARGIN
(% OF NET SALES) 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7%
POUNDS SOLD 250,629 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762
EBITDA PER POUND
SOLD 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256
40

EBITDA*
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure
41
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$25,000
$30,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000

EBITDA* Margin (% of Net Sales)
42
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
*
EBITDA is a non-GAAP measure.  See slide entitled  “Reconciliation of Net Income (Loss)  to EBITDA” for reconciliation to GAAP  measure

EBITDA* Per Pound Sold
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP  measure
43
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
-$0.05
-$0.10

Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

Est. 1922
The Global Source for Nuts®

Market prices from survey of JBSS brokers and suppliers
Nut Spot Mkt. Prices vs. JBSS Rolling 4 QTR Gross Margins
44
0.0%
1.5%
3.0%
4.5%
6.0%
7.5%
9.0%
10.5%
12.0%
13.5%
15.0%
16.5%
18.0%
19.5%
21.0%
22.5%
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
rolling gm cashews 320's almonds nps 25/27 Peanuts pecans jr. mammoth walnuts combo 1/2's & pcs.

Highlights: Q1 2014 vs. Q1 2013
$ Chng. % Chng.
Net Sales
Sales Volume (lbs. sold)
Gross Profit
Net Income
Earnings Per Share  (EPS)
Total Debt
45
’
7,004
($     810)
($  1,204)
($     759)
($    0.08)
($16,920)
(.5%)
14.0%
(3.9%)
(10.1%)
(11.4%)
(19.6%)
(in 000 s except EPS)

FY 2013 Sales & Marketing Update 46

JBSS
Orchard Valley
HARVEST
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher®

Orchard Valley HARVEST

Fisher®

Est. 1922 The Global Source for Nuts®

Grow Brands 47 Recipe Nuts Snack Nuts

Fisher®

We bring the ***joy*** of nuts to life by staying ***fresh***, every day and in every way.

Est. 1922 The Global Source for Nuts®

48

Freshness Seal
Fisher
Naturals
PECAN
HALVES
NET WT 16 OZ (1 LB) 453g

Fisher
PEANUTS
DRY ROASTED
Fisher
MIXED NUTS
DELUXE

Est. 1922
The Global Source for Nuts®

Fisher Brand Delivering Double Digit Growth Consumer Channel Pounds (Millions) Gross Revenue ($ Millions) FY ’13 Actual Versus FY’12 FY ’13 Actual Versus FY’12 Fisher Brand 29 +17% $138 +23% 49

Fisher
Naturals

AFTER!
locks in the Fisher freshness!
TEAR HERE
ZIP TO CLOSE
Fisher
CHEF'S
Naturals
RECIPE-READY INGREDIENTS
PECAN
HALVES
4
CUPS
NET WT 16 OZ (1 LB) 453g

✓

✓

✓

Est. 1922
The Global Source for Nuts®

50 Easier to scoop Easier to find in the pantry Freshness seal keeps nuts fresh Innovation that meets the needs of the Consumer… Before….

AFTER!
Fisher
3.39

Est. 1922
The Global Source for Nuts®

…and the Retailer Easier to Merchandise Reduced Case Count to reduce Inventory Shelf Ready Case to reduce Labor Before…. 51

Celebrity Chef Alex Guarnaschelli in TV Vignettes and Print Building the Fisher Brand with Food Network Sponsorship

Taking Food Network Relationship up a Notch in FY 2014! Fisher Recipe Contest with Alex Guarnaschelli as the Final Judge! Extending Social Media Integration 53

bon appétit
FAST FRESH
Cooking Light
HALF the CALORIES
TACO! TACO!
EatingWell
Midwest Living
Southern Living
SUMMERTIME FAVORITES
food network magazine
COOK LIKE A STAR
all you
124 ways to live on nothing
Enjoy Summer!
Delish
8 SIDES
+40 FUN RECIPES

For a Fresh Twist on Holiday Entertaining, Think Fisher.
Fisher
PECAN
Stand It Up.
Scoop It Up.
Zip It Up.
Fisher
MY FRESH TWIST
ENTER YOUR FISHER® FRESH TWIST RECIPE AND WIN A GOURMET TRIP TO NYC!
www.facebook.com/fishernutsbrand/myfreshtwist

Est. 1922 The Global Source for Nuts®

We extend our reach through Print that reaches our Core Consumer 54

Fisher

Stand it up.
Scoop it up.
Zip it up.
Fisher

FREE KARO
When you buy TWO (2) Fisher® Baking Nut items of any variety, 10 oz. or larger, get ONE (1) Karo item FREE.
RECIPES INSIDE!

Fisher Naturals
PECAN
HALVES

Karo

The Global Source for Nuts®

Get Free! Buy 2 Winning In-Store with Displays! Karo Tie-in leads to 7X increase in “Pounds on the Floor” 55

QFC
Albertsons
SAVE MART SUPERMARKETS
Smith's
Ralphs
FOOD CITY
fry's
Bashas'
KING Soopers
Baker's
HyVee
festival
Super K
Jewel
MARSH
Schnucks
JayC FOOD STORES
Walmart
National Distribution
fred's
Kroger
GIANT EAGLE
Ingles
Harris Teeter
Tops
Hannaford
MARKET BASKET
FOOD LION
CREST
H-E-B
Brookshire's
Sweetbay

Fisher®

Est. 1922
The Global Source for Nuts®

Our Strong Consumer and Retailer Program is driving Distribution Gains… 56 Recipe Nuts

…and Market Share Gains among
Branded Recipe Nuts
57
Source : Nielsen scantrack data 4 week periods 7/7/12 to 9/28/13
70%
60%
50%
40%
30%
20%
10%
0%
June ‘12 July ‘12 Aug ‘12 Sept ‘12 Oct ‘12 Nov ‘12 Dec ‘12 Jan ‘13 Feb ‘13 March ‘13 April ‘13 May ‘13 June ‘13 July ‘13 Aug ‘13 Sept ‘13 Oct ‘13
Fisher Recipe Nuts LB Sales % Change vs. Last Year

Growing Fisher Snack by getting the Fundamentals Right… New Products Coupon Support In-Store Merchandising 58

BARTELL DRUGS
WinCo FOODS
Hornbacher's
Rainbow
Cub FOODS
WOODMAN'S
festival
Copps
MENARDS
Pick 'n Save
MARIANO'S
Rural King
Jewel
FLEET FARM
Walmart
MARSH
NFI
Schnucks
Dierbergs
FOOD CITY
jeca
Harris Teeter
AFFILIATED
BGC BROOKSHIRE
Unified
H-E-B

Fisher

The Global Source for Nuts

…driving Distribution Gains 59 Snack Nuts

Fisher Website & Mobile Site Pinterest Email Newsletter Facebook Twitter Party & Blogging Building relationships with consumers with overarching Fisher Brand Support 60

Fisher
Fisher Nuts

Fisher

Est. 1922
The Global Source for Nuts®

Vehicle 2013FY Vs. YAG Website Visitors +187% E-Mail Subscribers +29% Facebook Fans +63% Pinterest Followers 100% …and Getting Great Results! 61

Orchard Valley
HARVEST
Orchard Valley HARVEST
ALMONDS
Orchard Valley HARVEST
PECANS
Orchard Valley HARVEST
TRAIL MIX
Orchard Valley HARVEST
MANGO
Est. 1922
The Global Source for Nuts®

Pure and Simple Goodness 62

63 Consumers want to know what’s in their food Consumers want products that fit their active lifestyle Consumers are more proactive about health & wellness Three Key Consumer Trends

Orchard Valley
HARVEST™
WHOLE NATURAL
ALMONDS
NO Artificial INGREDIENTS
10 OZ (283g)

The Global Source for Nuts®

•Fresh •Pure & Simple •From the Earth •Natural •Authentic 64 Orchard Valley Harvest Delivers

Orchard Valley Harvest Delivers 65

Orchard Valley
HARVEST™
WHOLE NATURAL
ALMONDS
NO Artificial INGREDIENTS
10 OZ (283g)

Orchard Valley
HARVEST®
OMEGA-3 MIX
NET WT 4 OZ (113g)

Orchard Valley
HARVEST
ALMONDS

Multi Pack!
8 Individual Servings
Orchard Valley
HARVEST®
SEA SALT
WHOLE NATURAL
ALMONDS
DRY ROASTED
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

Core Line of “Take Home” Bags Health & Wellness Mixes Convenience Packs A Differentiated Assortment 66

FredMeyer
SAFEWAY
Jeca
WW INTERNATIONAL
unfi
SAVE MART SUPERMARKETS
MGM GRAND
VONS
SPROUTS
NATURE'S BEST
SANTA MONICA DISTRIBUTING COMPANY
Dominick's
Jewel
CAITO FOODS
Schnucks
DOT
Walmart
FOOD CITY
piggly wiggly
SPEC'S
WINES, SPIRITS & FINER FOODS
Randalls
Tom Thumb
H-E-B
Tops
Hannaford
A&P
ACME
Redner's
Foodtown
Mars
Sweetbay

Orchard Valley HARVEST

Est. 1922 The Global Source for Nuts®

Building Distribution (Bulk only) BREAUX Markets 67

Orchard Valley
HARVEST

NEW CROP

PURE & SIMPLE.
NATURALLY.

Orchard Valley
HARVEST
PURE & SIMPLE.
NATURALLY.
NUTS AND DRIED FRUITS LOCATED
IN THE PRODUCE DEPARTMENT
SAVE $1.00

Demo

SAVE $2.00*
ON PRODUCE
WHEN YOU BUY ANY
ORCHARD VALLEY HARVEST ITEM

Orchard Valley
HARVEST

Orchard Valley
NEW CROP

Orchard Valley Harvest

Est. 1922
The Global Source for Nuts®

Free Standing
Inserts
Website: www.orchardvalleyharvest.com
Social Media
Offer Tear Pads
Educational Tear Pads
In- Store Sampling
In-Store Displays
Corrugate
Shippers
Display
Racks
Building the
68
Brand

FredMeyer
SAFEWAY
Tops
Hannaford
unfi
A&P
Dominick's
Jewel
ACME
Redner's
Foodtown
CAITO FOODS
Schnucks
DOT
Mars
WW INTERNATIONAL
unfi
SAVE MART SUPERMARKETS
MGM GRAND
VONS
SPROUTS
FOOD CITY
Walmart
piggly wiggly
NATURE'S BEST
SPEC'S
WINES, SPIRITS & FINER FOODS
Randalls
Tom Thumb
H-E-B
VitaminPlus
Sweetbay
SANTA MONICA DISTRIBUTING COMPANY

Orchard Valley HARVEST

Est. 1922 The Global Source for Nuts®

Building Distribution (Bulk only) BREAUX Markets Updated: 10.19.13 69

Closing Comments 70 70

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

Stand It Up.
Scoop It Up.
Zip It Up.
3.99
Fisher Walnuts
10 oz
4.99
Fisher Almonds Or Pecans
10 oz
6.99
Fisher Pecans
16 oz
For a fresh twist, think Fisher.®

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

$4.99
Fisher

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

Fisher

Fisher
Fisher
福喜乐

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

MoneyGame
Chart of the Day
World: 2013 GDP Growth Forecast
(Percent)
Less than 0
Between 0 and 1
Between 1 and 2
Between 2 and 4
Between 4 and 6
Greater than or equal to 6
Insufficient data
Source:

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

IMF Statistics

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

McDonald's®

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

new
pralines
&crème
McFlurry

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

Vision
To be the global source for nuts, committed
to quality, expertise and innovation that
delivers an unmatched experience to our
customer and consumer.
Mission
To be the global leader of quality driven,
innovative nut solutions that enhance the
customer and consumer experience and
achieve consistent, profitable growth for
our shareholders.  We will accomplish this
through our commitment to a dynamic
infrastructure that maximizes the potential
of our brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
74

SENECESITA
SOLDADOR y COSEDOR DE CANOPIES & AWNINGS
312
JNO. B. SANFILIPPO + SON
SHELLED NUTS OF ALL
VARIETIES
SALTED AND
FOR RENT
437-2026

Est. 1922 The Global Source for Nuts®

647 W. Division Street Chicago, IL 75 From Humble Beginnings….

Des Plaines, Illinois

JOHN B.
Sanfilippo
& SON

70,000 sq. ft. built in 1974

EVON'S
PRAIRIE STATE
A Division of
John B. Sanfilippo
and Son, Inc.
Des Plaines, Illinois

Elk Grove, Illinois Facility

30,000 sq. ft. built in 1976

Est. 1922 The Global Source for Nuts®

Celebrating 50 Years of Leadership 76

JOHN B.
SANFILIPPO
& SON, INC.

Est. 1922
The Global Source for Nuts®

Front Entrance off Busse Rd. Side Entrance off Devon Jasper Sanfilippo Matt Valentine Elk Grove Village Headquarters 1982 – 2007

Front Entrance Busse Rd. Side Entrance off Devon Same Location Today… End of an Era 78

We’ve come a long way thanks to you! 79

80 International Nut Congress May 23 rd , 2013 Golden Nut Award Jasper Sanfilippo Sr.

Chairman Emeritus Jasper B. Sanfilippo Sr. 81

The Global Source for Nuts®

JOHN B. SANFILIPPO & SON, INC.

THANK YOU